UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2006

SIRVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31902	52-2070058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Oakmont Lane
Westmont, Illinois 60559
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (630) 570-3000

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry Into a Material Definitive Agreement.

On May 22, 2006, SIRVA, Inc. (“SIRVA”) entered into a General Release & Separation Agreement (the “Agreement”), effective as of February 28, 2006 (the “Termination Date”), with Ralph A. Ford, SIRVA’s former Senior Vice President, General Counsel and Secretary.

Under the Agreement, SIRVA will provide severance pay and benefits to Mr. Ford consisting of: (i) severance pay of $265,000 for twelve months (the “Severance Period”), beginning on the first regular pay period following the Termination Date; (ii) during the Severance Period, health benefits as previously provided to Mr. Ford by SIRVA, excluding short and long term disability benefits; (iii) a one-time lump-sum payment of $48,000 in lieu of payment or reimbursement for any health insurance premiums to be paid by Mr. Ford after the expiration of the Severance Period; and (iv) a payment of $154,722. In addition, the Agreement provides that SIRVA will provide Mr. Ford, at its expense, twelve months of paid outplacement service.

Under the Agreement, Mr. Ford acknowledges that upon payment of the amounts set forth in the Agreement and payment of the amount, if any, he would be entitled to receive under SIRVA’s 2005 Management Incentive Plan, he shall have received full payment for services rendered on SIRVA’s behalf; provided that Mr. Ford does not waive his rights to (i) exercise vested stock options, (ii) any vested benefits under SIRVA’s 401(k) plan and the SIRVA Executive Retirement & Savings Plan, (iii) continue group health insurance coverage pursuant to COBRA, or (iv) convert group life insurance coverage to an individual policy. In addition, under the Agreement, Mr. Ford agrees to a general release of claims with respect to SIRVA.

Mr. Ford may revoke the Agreement within seven days after he signs it by delivering written notice of such revocation to SIRVA.  Severance benefits will not commence until after such period has expired.

The Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(a)                               Financial Statements of Business Acquired.

Not applicable.

(b)                               Pro Forma Financial Information.

Not applicable.

(c)                                Shell Company Transactions.

Not applicable.

(d)                               Exhibits

10.1                           General Release & Separation Agreement, dated as of May 22, 2006, between SIRVA, Inc. and Ralph A. Ford

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRVA, INC.

Date: May 25, 2006

	By:	/s/ Eryk J. Spytek
	Name:	Eryk J. Spytek
	Title:	Senior Vice President, General Counsel & Secretary

Exhibit Index

Exhibit	Description

10.1	General Release & Separation Agreement, dated as of May 22, 2006, between SIRVA, Inc. and Ralph A. Ford